UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2015

SPENDSMART NETWORKS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

805 Aerovista Place, Suite 205 San Luis Obispo, CA	93401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 497-6081

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

SpendSmart Networks, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on February 23, 2015 with the Securities and Exchange Commission (the “Commission”).  The purpose of this Amendment is to provide a reconciliation and further explanation with respect to the the non-GAAP financial information relied upon in connection with the information contained in the Company’s February 20, 2015 press release.

Item 8.01	Other Items.

On February 20, 2015, Company issued a press release (the “Press Release”) provided a business update and announced that, based on its unaudited preliminary financial statements, and excluding non-cash expenses such as stock based compensation and depreciation, January 2015 was the first profitable month for the Company in recent history. In making this determination, the Company’s exclusion of non-cash expenses such as stock based compensation and depreciation were made on a non-GAAP basis, which consists of the following:

(in thousands)

Unaudited pre-tax loss	$(319)

Add back:
Bad debt expense	$20
Stock based compensation	$275
Depreciation and amortization	$49
Subtotal	$344

Non-GAAP pre-tax income	$25

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In analyzing and planning for the Company’s business, management supplements the Company’s use of GAAP financial measures with non-GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting its business. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in this Current Report on Form 8-K.

Management believes that the use of non-GAAP measures are only useful as an additional tool to help management and investors make informed decisions about the Company’s financial and operating performance. Further there can be no assurance that the assumptions made in preparing non-GAAP numbers will prove accurate, and actual results may be materially less or greater than those contained in the non-GAAP numbers. Additionally, the Company’s performance for the month of January 2015 is not indicative of the Company’s performance for the quarter ending March 31, 2015. By definition, non-GAAP measures do not give a full understanding of the Company; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures. In addition, non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1
SpendSmart Networks, Inc. press release dated February 20, 2015 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPENDSMART NETWORKS, INC.
/s/ Alex Minicucci
Dated: February 25, 2015	By:	Alex Minicucci
Chief Executive Officer